Exhibit 8(c)(5)

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Restated Credit Agreement”), dated as of November 26, 2004 among certain borrowers set forth on the signature pages hereto (each, a “Borrower”), the various financial institutions parties to this Restated Credit Agreement (collectively, the “Banks”), PNC Bank, National Association, as syndication agent and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as administrative agent.

WHEREAS, the Borrowers, the Banks, the Administrative Agent and various other agents entered into a Fourth Amended and Restated Credit Agreement dated as of November 28, 2003, which amended a Third Amended and Restated Credit Agreement dated as of November 29, 2002, which amended the Second Amended and Restated Credit Agreement dated as of November 30, 2001, which amended the Amended and Restated Credit Agreement dated as of December 1, 2000, among certain Borrowers and certain Banks (as amended and restated, the “Credit Agreement”; terms defined in the Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

WHEREAS, the parties hereto desire to amend and restate the Credit Agreement in its entirety as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1: AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.12 below.

1.1 Definition. The definition of “Administrative Agent” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting in lieu thereof:

“Administrative Agent” means JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) acting as Administrative Agent for the Banks and any successor thereof.

1.2 References to Bank One, NA. All other references in the Credit Agreement and the other Loan Documents to “Bank One, NA” or “Bank One” are hereby amended to read: “JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA)”.

1.3 Definition. The definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date “November 26, 2004” and the substitution of the date “November 23, 2005.”

1.4 Definition. The definition of “Commitment Amount” in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the figure “1,000,000,000” in the last sentence thereof and the substitution of the figure “$500,000,000.”

1.5 Commitment Fee. Section 2.10(a) of the Credit Agreement is hereby amended by the deletion of the percentage “0.09%” in the first sentence thereof and the substitution of the percentage “0.07%”.

1.6 Information. Section 5.1 of the Credit Agreement is hereby amended by inserting the following paragraph at the end thereof:

Information required to be delivered pursuant to clauses (a), (b),(e) or (g) above shall be deemed to have been delivered on the earliest date on which the Borrower has either (i) posted such information on the Internet at www.mlim.ml.com/USA (or any successor or replacement website thereof) or at another website identified in notice to the Administrative Agent or (ii) filed such information with the U.S. Securities and Exchange Commission via EDGAR.

1.7 Notices. Section 8.1 of the Credit Agreement is hereby amended by inserting the following clause at the beginning thereof: “Except as otherwise provided in Section 5.1,”.

1.8 USA Patriot Act. Article VIII of the Credit Agreement is hereby amended by the addition of the following at the end:

8.13 USA PATRIOT Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

1.9 New Borrowers. Each of (i) Merrill Lynch Variable Series Funds, Inc. (“MLVS”), not in its individual capacity, but on behalf of Merrill Lynch Large Cap Growth V.I. Fund and Merrill Lynch International Value V.I. Fund (collectively, the “MLVS Borrowers”); (ii) Quantitative Master Series Trust (“QMST”), not in its individual capacity, but on behalf of Master Enhanced Small Cap Series (the “QMST Borrower”); (iii) Merrill Lynch Municipal Bond Fund, Inc. (“MLMBF”) not in its individual capacity, but on behalf of Merrill Lynch Municipal Bond Fund, Inc.-The Limited Maturity Portfolio (the “MLMBF Borrower”); (iv) Merrill Lynch Principal Protected Trust (“MLPPT”), not in its individual capacity, but on behalf of Merrill Lynch Basic Value Principal Protected Fund and Merrill Lynch Fundamental Growth Principal Protected Fund (collectively, the “MLPPT Borrowers”); (v) Master Real Investment Trust in its individual capacity (the “MRIT Borrower”); and (vi) Master Inflation Protected Trust in its individual capacity (the “MIPT Borrower”; and collectively with the MLVS Borrowers, the QMST Borrower, the MLMBF Borrower, the MLPPT Borrowers and the MRIT Borrower, the “New Borrowers”), by its execution of this Restated Credit Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

(a)	it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) shall be a Borrower under the Credit Agreement;

(b)	it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) shall be bound by the terms and conditions of the Credit Agreement as a Borrower;

(c)	the representations and warranties set forth in Article IV of the Credit Agreement with respect to it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) are true and correct;

(d)	it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed; and

(e)	no Default or Event of Default with respect to it (or, with respect to MLVS, QMST, MLMBF and MLPPT, each New Borrower on whose behalf it acts) has occurred and be continuing.

1.10 Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to state as set forth as Schedule 1 to this Restated Credit Agreement.

1.11 Schedule 4.9. Schedule 4.9 to the Credit Agreement is hereby amended to state as set forth as Schedule 4.9 to this Restated Credit Agreement.

1.12 Schedule 5.20. Schedule 5.20 to the Credit Agreement is hereby amended to state as set forth as Schedule 5.20 to this Restated Credit Agreement.

SECTION 2: CONDITIONS PRECEDENT. This Restated Credit Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

2.1 Receipt of Amendment. This Restated Credit Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

2.2 Receipt of Other Documents. The Administrative Agent shall have received from each New Borrower a manually signed certificate from the Secretary of such New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this Restated Credit Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of such New Borrower, and (ii) certifying and attaching copies of (A) such New Borrower’s Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower’s board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New Borrower and (D) all amendments to such New Borrower’s investment objectives, policies and restrictions since the date of such Prospectus.

2.3 Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

2.4 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Restated Credit Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this Restated Credit Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

(a) the representations and warranties with respect to such Borrower set forth in Article IV of the Credit Agreement, as amended and restated hereby, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

2.5 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

SECTION 3: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Restated Credit Agreement, each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation on behalf of such Borrower, of this Restated Credit Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust’s or such Maryland corporation’s trust or corporate powers, as the case may be, have been duly authorized by all necessary trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Trust or Maryland corporation, such Trust or such Maryland corporation, and do not:

(a) conflict with such Borrower’s, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust’s or Maryland corporation’s, Organization Documents;

(b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this Restated Credit Agreement by such Borrower, or to the extent Borrower is a series of a Trust or a Maryland corporation, such Trust or such Maryland corporation.

3.3 Validity, etc. This Restated Credit Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 4: MISCELLANEOUS.

4.1 Amendment and Restatement. Upon the effectiveness hereof, the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement, as amended hereby, and all rights and obligations of the parties shall be as set forth in the Restated Credit Agreement as amended and restated hereby (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Restated Credit Agreement.

4.3 Severability. Any provision of this Restated Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Restated Credit Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this Restated Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Restated Credit Agreement or any provisions hereof.

4.5 Execution in Counterparts. This Restated Credit Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.6 Governing Law. THIS RESTATED CREDIT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4.7 Successors and Assigns. This Restated Credit Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Restated Credit Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Maryland Corporations:

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

THE ASSET PROGRAM, INC., on behalf of the following series: *Merrill Lynch Mid Cap Value Opportunities Fund

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

MERRILL LYNCH BOND FUND, INC., on behalf of each of the following series:
*High Income Portfolio *Intermediate Term Portfolio *Core Bond Portfolio

MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.

MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

MERRILL LYNCH GLOBAL GROWTH FUND, INC.

MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.

MERRILL LYNCH GLOBAL VALUE FUND, INC.

MERRILL LYNCH HEALTHCARE FUND, INC.

MERRILL LYNCH LATIN AMERICA FUND, INC.

MERRILL LYNCH MUNICIPAL BOND FUND, INC., on behalf of each of the following series:
*The Insured Portfolio *The National Portfolio *The Limited Maturity Portfolio

MERRILL LYNCH PACIFIC FUND, INC.

MERRILL LYNCH FOCUS VALUE FUND, INC.

MERRILL LYNCH SERIES FUND, INC., on behalf of each of the following series:

*Merrill Lynch Large Cap Core Strategy Portfolio

*Merrill Lynch Global Allocation Strategy Portfolio

*Merrill Lynch Fundamental Growth Strategy Portfolio

*High Yield Portfolio

*Intermediate Government Bond Portfolio

*Merrill Lynch Core Bond Strategy Portfolio

*Merrill Lynch Balanced Capital Strategy Portfolio

MERRILL LYNCH VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:

*Merrill Lynch American Balanced V.I. Fund

*Merrill Lynch Basic Value V.I. Fund

*Merrill Lynch Global Growth V.I. Fund

*Merrill Lynch Global Allocation V.I. Fund

*Merrill Lynch Utilities and Telecommunications V.I. Fund

*Merrill Lynch Government Bond V.I. Fund

*Merrill Lynch Index 500 V.I. Fund

*Merrill Lynch Large Cap Core V.I. Fund

*Merrill Lynch Large Cap Value V.I. Fund

*Merrill Lynch Small Cap Value V.I. Fund (to be renamed Merrill Lynch Value Opportunities V.I. Fund)

*Merrill Lynch High Current Income V.I. Fund

*Merrill Lynch Core Bond V.I. Fund

*Merrill Lynch Fundamental Growth V.I. Fund

*Merrill Lynch Large Cap Growth V.I. Fund

*Merrill Lynch International Value V.I. Fund

MERRILL LYNCH WORLD INCOME FUND, INC.

Massachusetts Business Trusts:

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

MERRILL LYNCH EUROFUND

MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

MERRILL LYNCH NATURAL RESOURCES TRUST

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund *Merrill Lynch New Jersey Municipal Bond Fund *Merrill Lynch New York Municipal Bond Fund *Merrill Lynch Pennsylvania Municipal Bond Fund

MERRILL LYNCH MUNICIPAL SERIES TRUST, on behalf of the following series:
*Merrill Lynch Municipal Intermediate Term Fund

MERRILL LYNCH EQUITY DIVIDEND FUND

MERCURY FUNDS II, on behalf of the following series:
*Merrill Lynch International Value Fund

Delaware Business Trusts:

MASTER LARGE CAP SERIES TRUST, on behalf of each of the following series:
*Master Large Cap Growth Portfolio *Master Large Cap Value Portfolio *Master Large Cap Core Portfolio

QUANTITATIVE MASTER SERIES TRUST, on behalf of each of the following series:

*Master Enhanced International Series

*Master International (Cap Weighted) Series

*Master Enhanced S&P 500 Series

*Master Extended Market Index Series

*Master Mid Cap Index Series

*Master Aggregate Bond Index Series

*Master S&P 500 Index Series

*Master Small Cap Index Series

*Master Enhanced Small Cap Series

FUND ASSET MANAGEMENT MASTER TRUST, on behalf of the following series:
*Low Duration Master Portfolio

GLOBAL FINANCIAL SERVICES MASTER TRUST, on behalf of the following series:
*Global Financial Services Portfolio

MASTER BASIC VALUE TRUST

MASTER FOCUS TWENTY TRUST

MASTER SENIOR FLOATING RATE TRUST

MASTER VALUE OPPORTUNITIES TRUST

MASTER U.S. HIGH YIELD TRUST

MERCURY MASTER TRUST, on behalf of each of the following series:
*Merrill Lynch Master International Portfolio * Merrill Lynch Master Small Cap Growth Portfolio

MASTER REAL INVESTMENT TRUST

MASTER INFLATION PROTECTED TRUST

MERRILL LYNCH PRINCIPAL PROTECTED TRUST, on behalf of each of the following series:
*Merrill Lynch Basic Value Principal Protected Fund *Merrill Lynch Fundamental Growth Principal Protected Fund

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA)

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

PNC BANK, NATIONAL ASSOCIATION, Individually and as Syndication Agent

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

THE BANK OF NEW YORK

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

BROWN BROTHERS HARRIMAN & CO.

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

ABN AMRO BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

MELLON BANK, N.A.

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

HSBC BANK USA, N.A.

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

BANK OF AMERICA, N.A.

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

DANSKE BANK A/S

By:
Name:
Title:

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

LLOYDS TSB BANK, PLC

By:
Name:
Title:

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

CITIBANK, N.A.

By:
Name:
Title:

MLIM FUNDS FIFTH AMENDMENT SIGNATURE PAGE NOVEMBER 2004

SVENSKA HANDELSBANKEN AB

By:
Name:
Title:

By:
Name:
Title:

Schedule 1

ADDRESSES FOR NOTICES AND

COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A. 270 Park Avenue New York, NY 10017 Attention: Ms. Marybeth Mullen Telephone: (212) 270-5049 Facsimile: (212) 270-0670	Commitment Amount: $90,000,000 Commitment Percentage: 18%

ABN AMRO Bank N.V. 500 Park Avenue New York, NY 10022 Attention: Mr. Giovanni Fallone Telephone: 212-446-4111 Facsimile: 212-446-4335	Commitment Amount: $25,000,000 Commitment Percentage: 5%

The Bank of New York One Wall Street New York, NY 10286 Attention: Mr. Andrew S. Demko Telephone: 212-635-6872 Facsimile: 212-809-9566	Commitment Amount: $40,000,000 Commitment Percentage: 8%

BNP Paribas 787 7th Avenue 28th Floor New York, NY 10019 Attention: Mr. Laurent Vanderzyppe Telephone: 212-841-2927 Facsimile: 212-841-2533	Commitment Amount: $25,000,000 Commitment Percentage: 5%

1

HSBC Bank USA 452 5th Avenue 25th Floor New York, NY 10018 Attention: Mr. Paul Lopez Telephone: 212-525-6662 Facsimile: 212-525-8370	Commitment Amount: $25,000,000 Commitment Percentage: 5%

Bank of America, N.A. 335 Madison Avenue 5th Floor New York, NY 10017 Attention: Ms. Maryanne Fitzmaurice Telephone: 212-503-8343 Facsimile: 212-503-7027	Commitment Amount: $25,000,000 Commitment Package: 5%

Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Attention: Mr. Michael McDonald Telephone: 617-772-1364 Facsimile: 617-772-1138	Commitment Amount: $25,000,000 Commitment Percentage: 5%

2

Mellon Bank, N.A. Penn Plaza 29th Floor New York, NY 10119-4798 Attention: Mr. Thomas Caruso Telephone: 212-330-1317 Facsimile: 212-330-1332	Commitment Amount: $25,000,000 Commitment Percentage: 5%

State Street Bank and Trust Company

Mutual Fund Lending

Lafayette Corporate Center

2 Avenue de Lafayette

2nd Floor

Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282

Facsimile: 617-662-2325

Commitment Amount: $40,000,000 Commitment Percentage: 8%

PNC Bank, National Association 70 East 55th Street, 24th Floor New York, NY 10022 Attention: Don Davis Telephone: 212-303-0034 Facsimile: 212-303-0064	Commitment Amount: $65,000,000 Commitment Percentage: 13%

Danske Bank A/S 299 Park Avenue, 14th Floor New York, NY 10171 Attention: George Neofitides Telephone: 212-984-8439 Facsimile: 212-984-9568	Commitment Amount: $25,000,000 Commitment Percentage: 5%

3

Lloyds TSB Bank, plc 1251 Avenue of the Americas 39th Floor New York, NY 10020 Attention: Mr. Robert Pearson Telephone: (212) 930 5035 Facsimile: (212) 930 5098	Commitment Amount: $40,000,000 Commitment Percentage: 8%

Citibank, N.A. 388 Greenwich St., 23rd Fl New York, NY 10013 Attention: Mr. Alexander Duka Telephone: 212-816-3260 Facsimile: 212-816-4143	Commitment Amount: $25,000,000 Commitment Percentage: 5%

Svenska Handelsbanken AB 875 Third Avenue—4th Floor New York, NY 10022 Attention: Ms. Sophia Ng Telephone: 212-326-2708 Facsimile: 212-326-6151	Commitment Amount: $25,000,000 Commitment Percentage: 5%

4

Schedule 4.9

Master Senior Floating Rate Trust

Merrill Lynch Short Term U.S. Government Fund, Inc.

Merrill Lynch California Municipal Series Trust,

on behalf of the following series:

*Merrill Lynch California Insured Municipal Bond Fund

Merrill Lynch U.S. Government Mortgage Fund

Merrill Lynch Multi-State Municipal Series Trust,

on behalf of each of the following series:

*Merrill Lynch Florida Municipal Bond Fund

*Merrill Lynch New Jersey Municipal Bond Fund

*Merrill Lynch New York Municipal Bond Fund

*Merrill Lynch Pennsylvania Municipal Bond Fund

Merrill Lynch Municipal Bond Fund, Inc.,

on behalf of each of the following series:

*The Insured Portfolio

*The National Portfolio

*The Limited Maturity Portfolio

Merrill Lynch Municipal Series Trust,

on behalf of the following series:

*Merrill Lynch Municipal Intermediate Term Fund

Merrill Lynch Series Funds, Inc.,

on behalf of the following series:

*Intermediate Government Bond Portfolio

Merrill Lynch Variable Series Funds, Inc.,

on behalf of the following series:

*Merrill Lynch Government Bond V.I. Fund

5

Schedule 5.20

NAME OF BORROWER	NAME OF CUSTODIAN *

Maryland Corporations:

Merrill Lynch Short Term U.S. Government Fund, Inc.	BONY

The Asset Program, Inc., on behalf of the following series: *Merrill Lynch Mid Cap Value Opportunities Fund	BONY

Merrill Lynch Balanced Capital Fund, Inc.	BONY

Merrill Lynch Bond Fund, Inc., on behalf of each of the following series: *High Income Portfolio *Intermediate Term Portfolio *Core Bond Portfolio	State Street

Merrill Lynch Developing Capital Markets Fund, Inc.	Brown Brothers

Merrill Lynch Disciplined Equity Fund, Inc.	JPMorgan Chase

Merrill Lynch Fundamental Growth Fund, Inc.	JPMorgan Chase

Merrill Lynch Global Allocation Fund, Inc.	Brown Brothers

Merrill Lynch Global Growth Fund, Inc.	State Street

Merrill Lynch Global SmallCap Fund, Inc.	Brown Brothers

Merrill Lynch Global Technology Fund, Inc.	Brown Brothers

Merrill Lynch Utilities and Telecommunications Fund, Inc.	JPMorgan Chase

Merrill Lynch Global Value Fund, Inc.	Brown Brothers

Merrill Lynch Healthcare Fund, Inc.	JPMorgan Chase

Merrill Lynch Latin America Fund, Inc.	Brown Brothers

1

Schedule 5.20

NAME OF BORROWER	NAME OF CUSTODIAN *

Merrill Lynch Municipal Bond Fund, Inc., on behalf of each of the following series: *The Insured Portfolio *The National Portfolio *The Limited Maturity Portfolio	BONY

Merrill Lynch Pacific Fund, Inc.	Brown Brothers

Merrill Lynch Focus Value Fund, Inc.	JPMorgan Chase

Merrill Lynch Series Fund, Inc.,

on behalf of each of the following series:

*Merrill Lynch Large Cap Core Strategy Portfolio

*Merrill Lynch Global Allocation Strategy Portfolio

*Merrill Lynch Fundamental Growth Strategy Portfolio

*High Yield Portfolio

*Intermediate Government Bond Portfolio

*Merrill Lynch Core Bond Strategy Portfolio

*Merrill Lynch Balanced Capital Strategy Portfolio

BONY

Merrill Lynch Variable Series Funds, Inc.,

on behalf of each of the following series:

*Merrill Lynch American Balanced V.I. Fund

*Merrill Lynch Basic Value V.I. Fund

*Merrill Lynch Global Growth V.I. Fund

*Merrill Lynch Global Allocation V.I. Fund

*Merrill Lynch Utilities and Telecommunications V.I. Fund

*Merrill Lynch Government Bond V.I. Fund

*Merrill Lynch Index 500 V.I. Fund

*Merrill Lynch Large Cap Core V.I. Fund

*Merrill Lynch Large Cap Value V.I. Fund

*Merrill Lynch High Current Income V.I. Fund

*Merrill Lynch Core Bond V.I. Fund

*Merrill Lynch Fundamental Growth V.I. Fund

* Merrill Lynch Small Cap Value V.I. Fund

(to be renamed Merrill Lynch Value Opportunities V.I. Fund)

All BONY except as noted.
*Merrill Lynch Large Cap Growth V.I. Fund	Brown Brothers
*Merrill Lynch International Value V.I. Fund	Brown Brothers

Merrill Lynch World Income Fund, Inc.	State Street

2

Schedule 5.20

NAME OF BORROWER	NAME OF CUSTODIAN *

Massachusetts Business Trusts:

Merrill Lynch California Municipal Series Trust, on behalf of the following series: *Merrill Lynch California Insured Municipal Bond Fund	BONY

Merrill Lynch EuroFund	Brown Brothers

Merrill Lynch U.S. Government Mortgage Fund	BONY

Merrill Lynch Natural Resources Trust	BONY

Merrill Lynch Multi-State Municipal Series Trust,

on behalf of each of the following series:

*Merrill Lynch Florida Municipal Bond Fund

*Merrill Lynch New Jersey Municipal Bond Fund

*Merrill Lynch New York Municipal Bond Fund

*Merrill Lynch Pennsylvania Municipal Bond Fund

State Street

Merrill Lynch Municipal Series Trust, on behalf of the following series: *Merrill Lynch Municipal Intermediate Term Fund	State Street

Merrill Lynch Equity Dividend Fund	State Street

Mercury Funds II, on behalf of the following series: *Merrill Lynch International Value Fund	Brown Brothers

Delaware Business Trusts:

Global Financial Services Master Trust, on behalf of the following series: *Global Financial Services Portfolio	Brown Brothers

3

Schedule 5.20

NAME OF BORROWER	NAME OF CUSTODIAN *
Quantitative Master Series Trust on behalf of each of the following series: *Master Aggregate Bond Index Series *Master S&P 500 Index Series *Master Small Cap Index Series	All Merrill Lynch Global Custody except as noted
*Master Enhanced International Series	JPMorgan Chase
*Master International (Cap Weighted) Series	JPMorgan Chase
*Master Enhanced S&P 500 Series	JPMorgan Chase
*Master Extended Market Index Series	JPMorgan Chase
*Master Mid Cap Index Series	JPMorgan Chase
*Master Enhanced Small Cap Series	JPMorgan Chase

Master Basic Value Trust	BONY

Master Focus Twenty Trust	BONY

Master Senior Floating Rate Trust	BONY

Master Value Opportunities Trust	BONY

Master U.S. High Yield Trust	State Street

Mercury Master Trust, on behalf of each of the following series: *Merrill Lynch Master International Portfolio	Brown Brothers

* Merrill Lynch Master Small Cap Growth Portfolio

Master Large Cap Series Trust, on behalf of each of the following series: *Master Large Cap Core Portfolio *Master Large Cap Growth Portfolio *Master Large Cap Value Portfolio	Brown Brothers

Master Real Estate Investment Trust	BONY

Master Inflation Protected Trust	BONY

Merrill Lynch Principal Protected Trust, on behalf of each of the following series: *Merrill Lynch Basic Value Principal Protected Fund *Merrill Lynch Fundamental Growth Principal Protected Fund	Brown Brothers

Fund Asset Management Master Trust, on behalf of the following series: *Low Duration Master Portfolio	Brown Brothers

*

1.	“BONY” = The Bank of New York

4

Schedule 5.20

2.	“Brown Brothers” = Brown Brothers Harriman & Co.

3.	“JPMorgan Chase” = JPMorgan Chase Bank, N.A.

4.	“State Street” = State Street Bank and Trust Company

5